Exhibit 10.5E

AMENDMENT NO. 3

TO

MASTER REPURCHASE AGREEMENT

THIS AMENDMENT NO. 3, made as of October 31, 2005 (“Amendment No. 3”), by and among BEAR STEARNS MORTGAGE CAPITAL CORPORATION (the “Buyer”) and AAMES CAPITAL CORPORATION (“ACC”), AAMES INVESTMENT CORPORATION (“AIC”) and AAMES FUNDING CORPORATION (“AFC”, and together with ACC and AIC, the “Sellers”).

R E C I T A L S

WHEREAS, Buyer and the Sellers have previously entered into a Master Repurchase Agreement dated as of August 5, 2004, as amended by Amendment No. 1 dated as of March 18, 2005 and Amendment No. 2 dated as of June 20, 2005 (collectively, the “Agreement”); and

WHEREAS, Buyer and the Sellers desire to modify the terms of the Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement.

Section 2. Financial Covenants. Effective as of September 30, 2005, Section 10(d)(xviii) of the Agreement is hereby deleted in its entirety and replaced by the following:

(xviii) for any two consecutive fiscal quarters of AIC, commencing with respect to the two consecutive fiscal quarters ending on December 31, 2005, AIC shall not incur a loss on a consolidated basis in accordance with GAAP.

Section 3. Joint and Several Liability of Sellers. AIC hereby acknowledges that it is jointly and severally liable for the obligations of each Seller under the Agreement as set forth in Paragraph 19 of the Agreement.

Section 4. Expenses. Each party hereto shall pay its own expenses in connection with this Amendment No. 3.

Section 5. Controlling Law. This Amendment No. 3 shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

Section 6. Interpretation. The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment No. 3.

Section 7. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 8. Ratification and Confirmation. As amended by this Amendment No. 3, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment No. 3 shall be read, taken and construed as one and the same instrument.

[Remainder of Page Blank – Signatures Follow]

IN WITNESS WHEREOF, Buyer and each of the Sellers have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

BEAR STEARNS MORTGAGE CAPITAL CORPORATION

By:
Title:
Date:

AAMES CAPITAL CORPORATION

By:
Title:
Date:

AAMES INVESTMENT CORPORATION

By:
Title:
Date:

AAMES FUNDING CORPORATION

By:
Title:
Date:

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